SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(A) of The Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant [ ]

Check the appropriate box:

[ ]

Preliminary Proxy Statement

[ ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[ ]

Definitive Additional Materials

[ ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GOLDEN PATRIOT, CORP.

(Name of Registrant as Specified in Its Charter and of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[ ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

Title of each class of securities to which transaction applies:______________________________

(2)

Aggregate number of securities to which transactions applies:_____________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act

Rule 0-11:______________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:_____________________________________

(5)

Total fee paid___________________________________________________________________

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:__________________________________________________________

(2)

Form, Schedule or Registration Statement no.:_________________________________________

(3)

Filing Party:____________________________________________________________________

(4)

Date Filed:_____________________________________________________________________

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GOLDEN PATRIOT, CORP.

1140 Reckson Plaza

Uniondale, New York 11556

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF GOLDEN PATRIOT, CORP.

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Golden Patriot, Corp., a Nevada corporation (the “Company”), will be held on June 6, 2006, at 10:00 a.m. New York time at the Marriott Hotel and Conference Center, 101 Doolittle Boulevard, Uniondale, New York 11553 in Forum Room 4 for the following purposes:

1.

To consider and vote upon the proposal to amend our Articles of Incorporation to increase the number of shares of common stock authorized therein from 150,000,000 to 1,000,000,000 (the “Amendment”).

2.

To approve the Company’s 2004 Non-Qualified Stock Option Plan.

3.

To approve the Company’s 2005 Non-Qualified Stock Option Plan.

4.

To approve the Company’s 2005 B Non-Qualified Stock Option Plan.

5.

To transact such other business as may properly come before that special meeting or any adjournment thereof, including any motion to adjourn to a later time to permit additional solicitation of proxies, if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposals, or before any postponements or adjournments thereof.

The foregoing items of business are more completely described in the proxy statement accompanying this Notice. The Board of Directors of the Company recommends that you vote in favor of Proposals 1, 2, 3, and 4 above.

The Board of Directors of the Company has fixed the close of business on May 5, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof.

By order of the Golden Patriot, Corp. Board of Directors

/s/ BRADLEY RUDMAN

Bradley Rudman

Chief Executive Officer

Uniondale, New York

May 23, 2006

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THAT SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON, IF YOU ATTEND THAT SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THAT SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A PROXY. ADDITIONALLY, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU DESIRE TO VOTE AT THAT SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

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Proxy Statement for the Special Meeting of Stockholders of Golden Patriot, Corp.

To Be Held June 6, 2006

This Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Golden Patriot, Corp., a Nevada corporation (the “Company”), of proxies to be voted at a Special Meeting of stockholders to be held at the Marriott Hotel and Conference Center, 101 Doolittle Boulevard, Uniondale, New York 11553 in Forum Room 4, at 10:00 a.m. New York time or at any and all adjournments or postponements thereof (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). This Proxy Statement, together with the Notice and the Proxy Card, will be first mailed to stockholders on or about May 23, 2006.

Voting Rights and Solicitation

As of May 5, 2006 (the “Record Date”), there were issued and outstanding 74,162,895 shares of our common stock held by approximately 51 holders of record. There are probably additional holders which hold their shares of our common stock in street form. Only holders of shares of our common stock on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each holder of our common stock is entitled to one vote for each matter presented at the Special Meeting for each share held of record by that holder. The presence, in person or by proxy, of holders of shares of our common stock representing a majority of the issued and outstanding shares of that common stock as of the Record Date shall be required for a quorum to transact business at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned until a quorum is obtained.

Assuming a quorum is present, approval of the Amendment requires the affirmative vote, in person or by proxy, of holders representing a majority of the issued and outstanding shares of our common stock as of the Record Date. Approval of the Stock Option Plans and any other item voted upon at the Special Meeting, other than the Amendment, requires the affirmative vote, in person or by proxy, of holders representing a majority of those shares necessary to constitute a quorum at the Special Meeting.  Additionally, abstentions (not voting) will have the same legal effect as a negative vote.

The expense of preparing, printing, and mailing this Proxy Statement, the appendices hereto, and the proxies solicited hereby will be paid by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph, e-mail, or facsimile transmission. Also, the Company may utilize the services of independent agents to solicit proxies, and the expenses of those agents will be paid by the Company.  The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Special Meeting may be revoked at any time prior to the exercise of the powers conferred therein. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke such proxy in writing at any time up to and including the last business day preceding the day of the Special Meeting, or any adjournment thereof, at which such proxy is to be used, or with the secretary of the Special Meeting on the day of the Special Meeting or adjournment thereof.

All proxies received will be voted in accordance with the choices specified on such proxies. The Board does not presently intend to bring any business before the Special Meeting other than the specific proposals specified in the Notice. The Board knows of no other matters that are to be brought before the Special Meeting. If any other business properly comes before the Special Meeting, including the consideration of a motion to adjourn such meeting (including for purposes of soliciting additional votes),

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it is the intention of the person named in the enclosed form of Proxy Card to vote the shares he represents as the Board may recommend.

The matters to be considered at the Special Meeting are of great importance to the stockholders of the Company. Accordingly, those stockholders are urged to read and carefully consider the information presented in this Proxy Statement, and to complete, date, sign and promptly return the enclosed Proxy Card in the enclosed postage-paid envelope.

Questions and answers about the proxy materials and the Special Meeting

Why Are We Calling This Special Meeting?

To amend our Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000, an increase of 850,000,000 shares, in large part to reserve sufficient common stock in connection with the potential conversion of $2,000,000 of 6% secured convertible notes (“Convertible Notes”) and 22,000,000 warrants (“Warrants”) we recently issued and/or have an obligation to issue in the future in connection with our April 12, 2006, financing transaction (see Information Concerning The Amendment – Background Information) and to approve the Stock Option Plans, which we believe is integral to the Company’s compensation strategies and programs and will maintain the flexibility that the Company requires to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees essential for achievement of the Company’s success.

Who Can Vote?

For each share of our common stock that you owned as of the close of business on May 5, 2006, the Record Date for the Special Meeting, you are entitled to one vote for each proposal to be voted upon at the Special Meeting.  On the Record Date, there were 74,162,895 shares of our common stock issued and outstanding.

How Do I Vote?

If your shares of common stock are registered directly in your name, you may vote as follows:

•

By Mail: Complete and sign the enclosed proxy and mail it in the enclosed postage prepaid envelope to Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80401 Attn: Stephanie Castillo

•

By Facsimile Machine or Electronic Transmission: Stockholders of record may grant proxies to vote their shares by facsimile machine or by electronic transmission. The law of Nevada, pursuant to which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder. The voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant proxies to vote their shares, and

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to confirm that stockholders’ instructions have been recorded properly. To vote by facsimile, complete and sign the enclosed Proxy and fax it to Computershare Trust Company Inc. at 303-262-0700; Attn: Stephanie Castillo. To vote by electronic transmission, complete the enclosed proxy and email it to www.computershare.com/expressvote. If you are to vote by email, you must have your Proxy Card, as certain information required to vote by email will be specified on that Proxy Card.  Votes submitted by facsimile machine and email must be received by 11:00 a.m., New York time on May 23, 2006.

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In Person at the Meeting. If you attend the Special Meeting, you may deliver your completed Proxy Card in person or you may vote by completing a ballot, which will be available at the Special Meeting. Submitting your proxy by mail, facsimile machine, or electronic transmission will not affect your right to vote in person, if you decide to attend the Special Meeting.

Your proxy will be voted according to your instructions. If you do not specify how you want your shares of our common stock voted, they will be voted as recommended by the Board.

How Do I Vote, If My Shares Are Not Registered Directly In My Name?

If your shares of our common stock are held in "street name" (held for your account by a broker, bank, or other nominee) you will receive instructions from your broker, bank, or other nominee explaining how to cast your vote. If you wish to cast your vote in person at the Special Meeting, contact the broker, bank, or other nominee who holds your shares of common stock to obtain a broker's proxy and bring it with you to the Special Meeting. You will not be able to enter the Special Meeting or vote unless you have a proxy from your broker issued in your name giving you the right to vote the shares.

If I Vote By Proxy, How Can I Change My Vote?

You may revoke your proxy and change your vote at any time before the Special Meeting. To do this, you must do one of the following:

•

Sign and date a new Proxy Card and submit it as instructed above. Only your latest Proxy Card vote is counted.

•

Attend the Special Meeting and vote in person.

•

File a written notice of revocation with the Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80401 Attn: Stephanie Castillo.

Attending the Special Meeting will not revoke your proxy,

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unless you specifically request it.
Will My Shares Be Voted If I Do Not Return My Proxy?

If your shares of our common stock are registered directly in your name, those shares will not be voted if you do not return your Proxy Card, or attend and vote at the Special Meeting. If you have misplaced your Proxy Card, you may obtain a another by contacting Computershare Trust Company Inc. at (303) 262-0300; Attn: Stephanie Castillo or writing them at 350 Indiana Street, Suite 800, Golden, Colorado 80401.

If your shares of our common stock are held in “street name,” and you do not give a proxy to your brokerage firm to vote those shares, your brokerage firm will leave those shares unvoted, because the proposal to approve the Amendment is not considered a routine matter for which brokers are permitted to vote those shares on your behalf. Therefore, we encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures those shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to it at the time you receive this Proxy Statement.

How Will Abstentions Be Treated?

Abstentions (not voted shares) will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as voting against the Amendment and approving the Stock Option Plans, because approval of the Amendment requires the affirmative vote, in person or by proxy, of holders representing a majority of the issued and outstanding shares of our common stock on the Record Date, and approval of the Stock Option Plans requires the affirmative vote, in person or by proxy, of the holders representing a majority of those shares necessary to constitute a quorum at the Special Meeting.

How Will Broker Non-Votes Be Treated?

Broker non-votes will be counted for quorum purposes. Broker non-votes will have the effect of a vote against the Amendment, because approval of the Amendment requires the affirmative vote, in person or by proxy, of holders representing a majority of the issued and outstanding shares of our common stock on the Record Date. Broker non-votes will have no effect regarding the approval of the Stock Option Plans.

What Does It Mean If I Receive More Than One Proxy Card?

It means that you have more than one account in which shares of our common stock are held, which may be at the transfer agent, with stockbrokers or otherwise. Please complete and return all Proxy Cards for each account to ensure that all of your shares are voted.

How Many Shares Must Be Present To Hold The Special Meeting?

Holders of a majority of the number of issued and outstanding shares of our common stock on the Record Date, present in person or represented by proxy, must be present at the Special Meeting to hold the Special Meeting and conduct business. This is a quorum. Shares of our common stock will be counted as present at the Special Meeting, if stockholders complete and submit Proxy Cards or are present in person at the Special Meeting. Shares of our common stock that are

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present that vote to abstain or do not vote are counted as present for establishing a quorum. If a quorum is not present, we expect that the Special Meeting will be adjourned until we obtain a quorum.
What Vote Is Required To Approve The Amendment and the Stock Option Plans And How Are Votes Counted?

To amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000 and to approve the Stock Option Plans, a quorum must be present or represented by proxy at the Special Meeting. To approve the Amendment, holders representing a majority of the issued and outstanding shares of our common stock on the Record Date  must vote, in person or by proxy, “FOR” the Amendment. To approve the Stock Option Plans, holders representing a majority of those shares necessary to constitute a quorum at the Special Meeting must vote, in person or by proxy, “FOR” the Stock Option Plans. If your broker holds your shares in “street name,” and if you do not vote your shares of our common stock, your brokerage firm does NOT have the authority to vote those shares and will, therefore, be treated as a vote against the proposals.

How Does The Board Of Directors Recommend That I Vote?

The Board recommends a vote FOR the Amendment to increase our authorized shares of common stock from 150,000,000 to 1,000,000,000, an increase of 850,000,000 shares, and FOR the approval of the Stock Option Plans.

Why Is The Company Seeking Stockholder Approval?

As of May 5, 2006, we had 71,487,105 shares of authorized but unissued shares of our common stock (and not otherwise available reserved for issuance), excluding those reserved for issuance upon conversion of the Convertible Notes and exercise of the Warrants.

In connection with our April 12, 2006, financing transaction (see Information Concerning The Amendment – Background Information), we issued or will issue the Convertible Notes and Warrants.  The Convertible Notes are convertible into shares of our common stock at a variable conversion price, and are collectively convertible into an aggregate of approximately 34,287,674 shares of our common stock as of May 5, 2006.  The Warrants are exercisable for 22,000,000 shares of our common stock

Pursuant to the financing transaction documents, we are required to maintain the number of shares of our common stock reserved for issuance in connection with the Convertible Notes and Warrants at an amount equal to no less than the number of such shares that is then issuable upon complete conversion of the Convertible Notes and exercise of the Warrants multiplied by two.  As of May 5, 2006, we are required to reserve approximately 112,575,340 shares of our common stock pursuant to such provisions.  Accordingly, we need to increase the authorized amount of common stock by at least 41,088,235 shares to reserve sufficient shares for potential conversion.

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Additionally, we agreed to register for resale by the purchasers in our April 12, 2006, financing transaction all of the shares of our common stock issuable upon exercise of all the Warrants and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the Convertible Notes.  As of May 5, 2006, we are required to register approximately 99,147,266 shares of our common stock. Accordingly, we need to increase the authorized amount of our common stock by at least 27,660,161 shares to register sufficient shares for resale in connection with the possible conversion of the Convertible Notes and the exercise of Warrants.

In addition, it is critical to our business and strategy to have shares of our common stock available to conduct our operations and expansion plans, including use in financing, joint ventures, development of strategic relationships and acquisitions (none of which is currently the subject of any agreement, arrangement or understanding) and for use in compensating and motivating key employees. Pursuant to Nevada law, we are required to obtain stockholder approval to amend our Articles of Incorporation to increase the number of authorized shares of common stock.

For these reasons, we are seeking stockholder approval to increase our authorized shares of common stock from 150,000,000 to 1,000,000,000, an increase of 850,000,000 shares.

The Stock Option Plans are integral to our compensation strategies and programs and will maintain the flexibility that we require to keep pace with our competitors and effectively recruit, motivate and retain the caliber of employees essential for achievement of our success. We believe that adoption of the Stock Option Plans will enhance our long-term stockholder value by offering participants opportunities to acquire proprietary interests in the Company and to link their interests and efforts to the Company’s long-term interests. If the Stock Option Plans are not approved, it will be more difficult to recruit and retain the caliber of employees essential for achievement of our success.

For these reasons we are seeking approval of the Stock Option Plans.

What Will Happen If The Amendment Is Not Approved?

If the Amendment is not approved, we will not have sufficient shares of our common stock reserved for the potential conversion of the Convertible Notes and exercise of the Warrants, as required pursuant to the financing transaction documents, and we will be unable to register for resale by the purchasers in our April 12, 2006, financing transaction all of the shares of our common stock issuable upon exercise of all the Warrants and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the Convertible Notes.

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Pursuant to the transaction documents for our April 12, 2006, financing transaction (see Information Concerning The Amendment – Background Information), we will be obligated to pay substantial damages, including potentially (but not limited to) liquidated damages of three percent (3%) of the outstanding amount of the Convertible Notes per month plus accrued and unpaid interest on the Convertible Notes.  Also, those transaction documents contain acceleration provisions, and payment of the amounts due and payable pursuant to the Convertible Notes is secured by a first lien on all of our assets.

In addition, we will not have available sufficient shares of common stock for future issuance in connection with our business and in furtherance of opportunities that may become available. A sufficient number of authorized and unissued shares is, in the opinion of the Board, important to our business.

As a result, if the Amendment is not approved, it will probably cause adverse consequences to the Company.

If the Stock Option Plans are not approved, it will be more difficult to recruit and retain the caliber of employees essential for achievement of our success.

Are There Other Matters To Be Voted On At The Special Meeting?

The Board knows of no other matters that are to be brought before the Special Meeting. If any other business properly comes before the Special Meeting, including the consideration of a motion to adjourn such meeting (including for purposes of soliciting additional votes), it is the intention of the person named in the enclosed form of proxy to vote the shares of our common stock he represents as the Board may recommend.

Who Will Pay The Costs Of Soliciting These Proxies?

We will pay the costs of soliciting proxies. In addition to the mailing of these proxy materials, our directors, officers and employees may solicit proxies by telephone, e-mail, and in person, without additional compensation. Additionally, the Company may utilize the services of independent agents to solicit proxies, and the expenses of those agents will be paid by the Company.  Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

Who Can Help Answer my Questions?

Stockholders who would like additional copies, without charge, of this Proxy Statement or have additional questions about the transaction, including the procedures for voting their shares of our common stock, should contact:

Computer Share Trust Company Inc.

350 Indiana Street, Suite 800

Golden, Colorado 80401

(303) 262-0300

Attn: Stephanie Castillo

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 Additionally, we file annual, quarterly and other reports and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any of these documents at the SEC's public reference room at 100 F Street NE, Washington, D.C. 20549-2521. Please call the SEC at (800)-SEC-0330 for further information. Copies of this material may also be obtained from the SEC's web site at HTTP://WWW.SEC.GOV, or by contacting our President, Bradley Rudman.

Information Concerning The Amendment

The Board has adopted a resolution recommending stockholder approval of the amendment to our Articles of Incorporation to increase the Company’s number of authorized shares of common stock from 150,000,000 to 1,000,000,000, an increase of 850,000,000 shares.  The form of the Certificate of Amendment adopted by the Board is attached hereto as Appendix A.

The Board believes that the proposal to increase our authorized shares of common stock is important to the Company’s business for the following reasons:

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The failure to approve the Amendment would obligate the Company to pay substantial damages pursuant to the transaction documents for our April 12, 2006, financing transaction (see Information Concerning The Amendment – Background Information), including potentially (but not limited to) liquidated damages of three percent (3%) of the outstanding amount of the Convertible Notes per month plus accrued and unpaid interest on the Convertible Notes.  Also, the transaction documents contain acceleration provisions, and payment of the amounts due and payable pursuant to the Convertible Notes is secured by a first lien on all of our assets.

•

It is critical to have shares of our common stock available for our operations and expansion plans, including for use in financings, joint ventures, development of strategic relationships and acquisitions.

If the Amendment is approved, the increase in the number of shares of our common stock will become effective upon filing an amended Articles of Incorporation with the Secretary of State of the State of Nevada. As a result of the above, the Board believes it is important and in the Company’s best interest for our stockholders to approve proposals 1, 2, 3, and 4.

Background Information

On April 13, 2006, we closed an initial $700,000 portion of a $2,000,000 financing pursuant to a securities purchase agreement (the “Securities Purchase Agreement”), dated April 12, 2006, that we entered into with AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC (collectively, the “Purchasers”).  We issued to the Purchasers Convertible Notes in the collective principal amount of $700,000.  Also, we issued to the Purchasers Warrants to purchase 11,000,000 shares of our common stock at an exercise price of $0.30 per share, subject to adjustment, exercisable until April 12, 2013.

An additional $600,000 principal amount of Convertible Notes and Warrants to purchase 11,000,000 additional shares of common stock at an exercise price of $0.30 per share, exercisable until April 12, 2013, will be issued in exchange for $600,000 cash from the Purchasers when we file a registration statement (“Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”), as described below.   A final $700,000 principal amount of Convertible Notes will be issued in exchange for $700,000 cash from the Purchasers upon the SEC declaring the Registration Statement effective.

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The Convertible Notes have a three-year term and are convertible into shares of our common stock at a variable conversion price equal to the “Applicable Percentage” multiplied by the “Market Price.”  The “Applicable Percentage” is initially defined in those notes as 50%, provided that such percentage will be increased to 55% if the Registration Statement is filed within 30 days of April 12, 2006, and increased to 60% if the Registration Statement is declared effective by the SEC within 135 days of April 12, 2006.  The “Market Price” is defined in those notes as the average of the lowest three trading prices for our common stock during the 20 trading day period prior to conversion. Upon an event of default, the amounts due and payable pursuant to those notes are immediately due and payable at an amount equal to the greater of (i) 140% of the then outstanding principal amount of those notes, plus interest and (ii) the “parity value” defined as the highest number of shares of our common stock issuable upon conversion of those notes multiplied by the highest closing price for our common stock during the period beginning on the date of the occurrence of the event of default and ending one day prior to the demand for prepayment due to the event of default. Payment of the amounts due and payable pursuant to those notes is secured by a first lien on all of our assets, including all of our intellectual property.

Subject to certain terms and conditions set forth therein, those notes are redeemable by us at a redemption price of between 120% to 140% of the outstanding principal amount of those notes, plus interest.  In addition, if the average daily price of our common stock is below the initial market price (as defined in those notes), we may prepay a monthly portion due on the outstanding notes and the Purchasers have agreed that no conversions will occur during such month when this option is exercised by us.

Pursuant to the Securities Purchase Agreement, we are required to maintain the number of shares of our common stock reserved for issuance in connection with the Convertible Notes and Warrants at an amount equal to no less than two times the number that is then actually issuable upon full conversion of the Convertible Notes and exercise of Warrants.  As of May 5, 2006, we are required to reserve approximately 112,575,340 shares pursuant to such provisions.

In the Registration Rights Agreement among us and the Purchasers, we agreed to register for resale by the Purchasers all of the shares of our common stock issuable upon exercise of all the Warrants held by Purchasers and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the Convertible Notes held by the Purchasers.  We agreed to file the Registration Statement with the SEC with respect to such resale within 30 days of the execution of the Securities Purchase Agreement and we also agreed that the Registration Statement should be declared by the SEC to be effective within 135 days of the execution of the Securities Purchase Agreement.

If we breach the Securities Purchase Agreement, we may be obligated to pay the Purchasers substantial damages, including potentially (but not limited to) liquidated damages of three percent (3%) of the outstanding amount of the Convertible Notes per month plus accrued and unpaid interest on the Convertible Notes.  If we breach the Registration Rights Agreement, we may be obligated to pay the Purchasers substantial damages.

Amendment of Articles of Incorporation to increase by 850,000,000 the authorized number of shares the Company’s common stock.

We are requesting stockholder approval to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000, an increase of 850,000,000 shares. The form of the Certificate of Amendment adopted by the Board is attached hereto as Appendix A. Approval of the additional authorized shares of common stock will permit us to reserve the 112,575,340 shares of common stock required pursuant to the Securities Purchase Agreement in connection with the potential conversion of the Convertible Notes and the exercise of the Warrants. The requested increase will also allow the Company to utilize the additional shares of common stock for general business purposes, including for possible use in connection with funding our continued operations and expansion plans, including financings, joint ventures, acquisitions and development of certain

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strategic relationships, as well as the continued motivation of our key employees. While we have no current plans to enter into any specific business transaction which would involve the issuance of additional shares of our common stock, in the event we do enter into any such transaction, shares of our common stock will only be issued upon approval by the Board in a manner consistent with the exercise of its fiduciary duties.

Stockholder approval of the Amendment will not assure that we will be able to raise additional funds sufficient to attain profitable operations. We believe, however, that approval of the Amendment will cause the Company to be better prepared to obtain additional financing, as and if necessary to continue its business.

Effect of Proposal On Existing Stockholders

The common stock to be authorized will have rights identical to the currently issued and outstanding shares of common stock of the Company. Approval of the Amendment and issuance of additional shares of the common stock will not negatively affect the rights of holders of the Company’s currently issued and outstanding common stock, except for the substantial dilutive effects from the possible issuance of shares of that common stock upon the conversion of the Convertible Notes and exercise of the Warrants and the possible issuance of additional shares of common stock. As with any future issuance of that common stock, the issuance of additional common stock will have a dilutive effect on the Company’s existing stockholders, such as dilution regarding any future net income per share and any future payment of dividends per share, if and when the Company becomes profitable. The issuance of additional shares of that common stock will also have a dilutive effect on the voting rights of current holders of our common stock and, if and to the extent such shares are sold for a price less than the then current market value of such shares, the market value of our common stock could be decreased.

Board Recommendation

The Board believes it is important to the Company and in its stockholders’ best interests to approve the proposal to amend our Articles of Incorporation to increase the number of authorized shares of our common stock, which will allow us to satisfy our obligations pursuant to the Convertible Notes and Warrants and to pay expenses of our operations and expansion plans, including financings, joint ventures, the motivation of key employees, the development of strategic relationships, and acquisitions (none of which are currently the subject of any agreement, arrangement or understanding). Accordingly, the Board recommends that you vote FOR the Amendment.

Vote Required

To approve the Amendment, a quorum must be present or represented by proxy at the Special Meeting and stockholders representing a majority of the number of votes (shares of our common stock) as of the Record Date must vote FOR the Amendment.

APPROVAL OF THE COMPANY’S STOCK OPTION PLANS

The Board has adopted the Company’s 2004 Non-Qualified Stock Option Plan, 2005 Non-Qualified Stock Option Plan, and 2005 B Non-Qualified Stock Option Plan (the “Stock Option Plans”) and recommends that stockholders of the Company approve the Stock Option Plans at the Special Meeting.

The Stock Option Plans are integral to the Company’s compensation strategies and programs and will maintain the flexibility that the Company requires to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees essential for achievement of the Company’s success. The Board believes that adoption of the Stock Option Plans will enhance the long-term stockholder value

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of the Company by offering participants opportunities to acquire proprietary interests in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.

The Stock Option Plans permit awards of nonqualified stock options.

There are 3,000,000 options authorized pursuant to the 2004 Non-Qualified Stock Option Plan.  To date, we have granted options to purchase 7,200,000 shares pursuant to this plan.  Of these, 1,500,000 options have been exercised, 4,600,000 options expired unexercised and 1,100,000 options remain outstanding as of May 5, 2006.  This plan was adopted by the Board on January 8, 2004.

There are 3,000,000 options authorized pursuant to the 2005 Non-Qualified Stock Option Plan.  To date, we have granted options to purchase 3,000,000 shares pursuant to this plan.  Of these, 1,000,000 options have been exercised, 100,000 options expired unexercised and 1,900,000 options remain outstanding as of May 5, 2006.  This plan was adopted by the Board on March 18, 2005.

There are 5,000,000 options authorized pursuant to the 2005 B Non-Qualified Stock Option Plan.  To date, we have granted options to purchase 2,350,000 shares pursuant to this plan.  Of these, 200,000 options have been exercised, 1,800,000 options expired unexercised and 350,000 options remain outstanding as of May 5, 2006.  This plan was adopted by the Board on August 15, 2005.

Grants pursuant to the Stock Option Plans are referred to collectively herein as “Awards.” Those eligible for Awards pursuant to the Stock Option Plans include any employee, officer, director, or independent contractor of the Company or any parent or subsidiary of the Company. Retirees from active employment with the Company are also eligible to receive Awards. Persons who receive Awards are referred to herein as “Participants.”

The principal provisions of the 2004 Non-Qualified Stock Option Plan, 2005 Non-Qualified Stock Option Plan, and 2005 B Non-Qualified Stock Option Plan are similar, other than the number of shares of our common stock available for issuance and the effective dates of each plan.  A summary of the principal provisions of each of the Stock Option Plans is specified below, and it is qualified in its entirety by reference to the complete text of the Stock Option Plans that is published in this Proxy Statement as Appendix B.

Shares of our common stock Available for Issuance

The aggregate number of shares of our common stock available for issuance pursuant to the Stock Option Plans is specified above.

The shares of our common stock which may be acquired pursuant to the Stock Option Plans may be either authorized but unissued shares of our common stock, shares of our issued common stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Awards expire or terminate without having been exercised, new Awards may be granted with respect to shares of our common stock subject to such expired or terminated Awards; provided, however, that the grant and the terms of such new Awards shall in all respects comply with the provisions of the Stock Option Plans.

If there is any change in our common stock of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in the Company’s corporate or capital structure, the maximum number and kind of securities available for issuance pursuant to the Stock Option Plans and that are subject to any outstanding Award and the price of each security may be equitably adjusted by the Board, in its discretion.

13

Administration

The Stock Option Plans are administered by the Board.

Awards

The Board may grant stock options to Participants in the form of nonqualified stock options. The exercise price of any shares of common stock subject to a stock option may be set by the Board. At the time of grant, the Board, in its sole discretion, will determine when stock options are exercisable and when they expire.

Amendment and Termination of the Stock Option Plans

The Board may, from time to time, amend the Stock Option Plans.  The rights and obligations pursuant to any Award granted before amendment of the applicable Stock Option Plan or any unexercised portion of such Award shall not be adversely affected by amendment of the applicable Stock Option Plan without the consent of the holder of such Award.

The Board may at any time and for any reason suspend or terminate the Stock Option Plans, or any of them. An Award may not be granted while the applicable Stock Option Plan is suspended or after the applicable Stock Option Plan is terminated. Awards granted while the applicable Stock Option Plan is in effect shall not be altered or impaired by suspension or termination of the applicable Stock Option Plan, except upon the consent of the person to whom such Award was granted. The power of the Board to construe and administer any Awards granted prior to the termination or suspension of the applicable Stock Option Plan shall continue after such termination or during such suspension.

Stockholder Approval

In order to be approved, the Stock Option Plans must receive the affirmative vote, in person or by proxy, of holders representing a majority of the number of votes (shares of our common stock) necessary to constitute a quorum at the Special Meeting.

The Board Recommends a vote FOR Approval of the Company’s Stock Option Plans.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the common stock of the Company as of May 5, 2006 by (i) each stockholder who is known by the Company to own beneficially 5% percent or more of the common stock of the Company; (ii) each of the Company’s directors; (iii) each of the Company’s executive officers; and (iv) all of the Company’s directors and executive officers as a group.

Unless otherwise indicated, to the Company’s knowledge, all persons specified below have sole voting and investment power with respect to their shares of our common stock, except to the extent authority is shared by spouses pursuant to applicable law. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Applicable percentage ownership is based on 74,162,895 shares of common stock outstanding as of May 5, 2006. In computing the number and percentage of shares beneficially owned by a person, shares of our common stock issuable upon conversion or subject to options currently exercisable, or convertible or exercisable within 60 days of May 5, 2006, are counted as issued and outstanding, while those shares are not counted as issued and outstanding for computing the percentage ownership of any other person.

14

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
$0.001 Par Value Common Stock	Bradley Rudman 18 Meadow Woods Rd. Great Neck, NY 11020	2,180,000 (1)	2.94%
$0.001 Par Value Common Stock	Negar Towfigh Suite 1205 789 W. Pender Street Vancouver, BC Canada V6C 1H2	0	0.0%
$0.001 Par Value Common Stock	Nathan Nock Suite 402, 4373 Halifax Street Burnaby, BC Canada V5C 5Z2	25,000,000 (2)	33.7%
$0.001 Par Value Common Stock	All officers and directors as a group	2,180,000	2.94%

(1)

Mr. Rudman has the right to acquire 1,000,000 common shares from the exercise price of options within 60 days of the date of this information.

(2)

Nathan Nock is a shareholder who beneficially owns 5% or more of the Company’s common stock.  He received his shares pursuant to a debt settlement agreement with the Company dated June 3, 2003.

No Preemptive or Appraisal Rights

Holders of the Company’s common stock have no preemptive rights to purchase additional shares of our common stock upon issuance of additional shares of common stock by the Company. Pursuant to Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposed increase in the number of authorized shares of our common stock.

Potential Anti-Takeover Effect

Additional authorized shares of our common stock are not sought for anti-takeover purposes. Increasing the number of authorized shares of our common stock is not motivated by takeover concerns, and it is not intended by the Board to be an anti-takeover strategy. The proposed amendment to our Articles of Incorporation is not in response to any known effort by any party to accumulate material amounts of stock to acquire control of the Company or to change our management. The availability of additional authorized but unissued shares of our common stock, however, could enable the Board to make it more difficult for a person or group of persons to obtain control of the Company by a proxy or tender offer, by issuing shares of our common stock in a defensive manner. For example, the existence of authorized but unissued shares of our common stock permits the Board to issue shares of our common stock without stockholder approval that would dilute the common stock ownership of a person attempting to cause a change in the members of the Board or contemplating a tender offer or other transaction for a combination of the Company with another company.

Other Matters

Only the proposals set forth in the Notice are, currently, intended to be presented for vote at the Special Meeting.

15

Stockholder Proposals For 2006 Annual Meeting

Pursuant to Rule 14a-8 pursuant to the Securities Exchange Act of 1934, as amended, our stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of the Company’s stockholders, by submitting such proposals to the Company in a timely manner and including with such proposal the information specifically required by Rule 14a-8. To be so included in the Company’s 2006 proxy statement and to be properly considered at the 2006 Annual Meeting, stockholder proposals must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials, and must otherwise comply with the requirements set forth in Rule 14a-8.

Annual and Quarterly Reports

We file annual, quarterly and other reports and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any of these documents at the SEC's public reference room at 100 F Street NE, Washington, D.C. 20549-2521. Please call the SEC at (800)-SEC-0330 for further information. Copies of this material may also be obtained from the SEC's web site at HTTP://WWW.SEC.GOV, or by contacting our President, Bradley Rudman.

Request For Vote

It is important that your shares of our common stock be represented and voted at the Special Meeting, regardless of the number of shares of our common stock that you hold. YOU ARE URGED TO EXECUTE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ADDRESSED POSTAGE PREPAID ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Special Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

By:

/s/ Bradley Rudman

Bradley Rudman

Chairman of the Board of Directors

16

 Appendix A.

Form of Certificate of Amendment

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
GOLDEN PATRIOT, CORP.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE FOUR OF THE ARTICLES OF INCORPORATION OF THIS CORPORATION IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS: "THIS CORPORATION IS AUTHORIZED TO ISSUE ONLY ONE CLASS OF SHARES, WITH A TOTAL NUMBER OF 1,000,000,000 SHARES WITH A PAR VALUE OF $0.001 PER SHARE."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the *articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):
                                                               (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05

17

Appendix B

Stock Option Plans

18

2004 NONQUALIFIED STOCK OPTION PLAN

Article

 I.

Purposes of the Plan

 II.

Amount of Stock Subject to Plan

 III.

Effective Date and Term of the Plan

 IV.

Administration

 V.

Eligibility

 VI.

Options: Price and Payment

 VII.

Use of Proceeds

 VIII.

Term of Options and Limitations on the Right of Exercise

 IX.

Exercise of Options

X.

Nontransferability of Options and Stock Appreciation Rights

 XI.

Termination of Directors, Employees and Independent Contractors

 XII.

Adjustment of Shares; Effect of Certain Transactions

 XIII.

Right to Terminate Employees and Independent Contractors

 XIV.

Purchase for Investment

 XV.

Issuance of Certificates; Legends; Payment of Expenses

 XVI.

Amendment of the Plan

 XVII.

Termination or Suspension of the Plan

XVIII.

Governing Law

XIX.

Partial Invalidity

 GOLDEN PATRIOT, CORP.

 2004 NONQUALIFIED STOCK OPTION PLAN

I. PURPOSES OF THE PLAN

1.01 Golden Patriot, Corp., a Nevada corporation (“Company”), desires to provide to certain of its directors, officers, employees and independent contractors and the directors, officers, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in and a greater concern for the welfare of the Company.

The Company, by means of this Golden Patriot, Corp. 2004 Nonqualified Stock Option Plan (the “Plan”), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

1.02  The stock options (the “Options”) offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, employee, or independent contractor.

1.03  The Options are intended to be options that do not satisfy the requirements for Incentive Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”).

II. AMOUNT OF STOCK SUBJECT TO THE PLAN

2.01  The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, three million (3,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"),

2.02  The Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

III. EFFECTIVE DATE AND TERM OF THE PLAN

3.01  The Plan shall become effective on the date (the "Effective Date") on which the Plan is adopted by the Board of Directors of the Company (the “Board of Directors”).

3.02  The Company may, from time to time during the period beginning on the Effective Date and ending on December 31, 2010 (the “Termination Date”), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond the Termination Date, in accordance with the terms thereof.

3.03  A director, employee or independent contractor to whom Options are granted may be referred to in the Plan as a “Participant.”

IV. ADMINISTRATION

4.01  The Board of Directors shall administer the Plan. A majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors shall be the act of the Board of Directors.

4.02  Subject to the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion,

(i)

to determine the directors, officers, employees and independent contractors to whom Options shall be granted, the time when Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the Options (which are not required to be identical);

(ii)

to construe the Plan and the Options;

(iii)

to prescribe, amend and rescind rules and regulations relating to the Plan; and

(iv)

to make all other determinations necessary or appropriate for administering the Plan.

4.03  Without limiting the generality of the foregoing, the Board of Directors also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to such Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of such Participant with the Company, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of such Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate directly or indirectly in any business or enterprise in which such person will be called upon to utilize special knowledge obtained through directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement with the Company or any subsidiary corporation or parent corporation of the Company. The determination of the Board of Directors on matters referred to in this Article IV shall be conclusive.

4.04  The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

V. ELIGIBILITY

Options may be granted only to directors, officers, employees and independent contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. Any person who shall have retired from active employment by the Company, including such person having entered into an independent contractor agreement with the Company shall also be eligible to receive an Option.

VI. OPTIONS: PRICE AND PAYMENT

6.01  The purchase price for each Share purchasable pursuant to any Option shall be such amount as the Board of Directors shall determine to be appropriate.

6.02  Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when the Company shall have received the full and complete purchase price for such Shares.  Payment may include the receipt by the Company of a promissory note from the Participant exercising such Option by Participants that are not Directors and/or Officers of the Company.

VII. USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for the Company’s general corporate purposes, as the Board of Directors shall determine.

VIII.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

8.01  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors shall determine at the date of the grant of such Option.

8.02  Subject to the provisions of Article XVI of the Plan, the Board of Directors shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any Option.

8.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, such Option shall expire as to the then unexercised part. In no event shall an Option be exercisable for a fraction of a Share.

IX. EXERCISE OF OPTIONS

Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, such written notice must specify the number of Shares to be purchased and a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the provisions of Article XVI of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, on the date specified in the notice of exercise.

X.  NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of a Participant, only by such Participant.

XI. TERMINATION OF DIRECTORS, EMPLOYEES  AND INDEPENDENT CONTRACTORS

11.01 Upon termination of the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Board of Directors in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

(a)

if such Participant shall die while serving as a director, while in the employ of the Company or any such corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship or agreement with the Company or any such corporation and at a time when such Participant was entitled to exercise an Option, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than six (6) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

(b)

if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement between the Company or any such corporation or any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability or dismissal by the Company or any such corporation other than “for cause” (as defined below), and while such Participant is entitled to exercise such Option, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of retirement or dismissal other than “for cause” and (ii) six (6) months after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

11.02  If a Participant voluntarily terminates his or her directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement with the Company and all subsidiary corporations and parent corporations of the Company, or is discharged “for cause”, any Option granted pursuant to the Plan shall, unless otherwise specified by the Board of Directors in such Option, forthwith terminate with respect to any unexercised portion thereof.

11.03  If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

11.04  For the purposes of the Plan, the term “for cause” shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan specifies a definition of “for cause” or “cause” (or words of similar meaning) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined in the most recent of such agreements or plans; or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an act of fraud in the performance of such employee's or independent contractor’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's or independent contractor's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship agreement. For purposes of the Plan, no act, or failure to act, by an employee or independent contractor shall be considered “willful” unless done or omitted to be done by the employee or independent contractor not in good faith and without reasonable belief that the employee's or independent contractor's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

11.05  For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, such person was an “employee” of such corporation. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an “employee” for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, if such person’s right to reemployment with his or her employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless such person’s right to reemployment is guaranteed by statute or contract.

11.06  An employee or independent contractor shall not be deemed terminated by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company to the Company or by another subsidiary corporation or parent corporation of the Company.

XII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

12.01  In the event of any change in the issued and outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each issued and outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term “Shares” after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor, and the number of Shares and price per Share subject to outstanding Options as shall be appropriate to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive.

12.02  For purposes of the Plan, a “change in control” of the Company occurs if (i) any “person” (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (iii) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

12.03  In the event of a change in control of the Company (defined above), the Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding section, each Option issued and outstanding shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above, if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Securities Exchange Act of 1934, unless such holder dies or becomes disabled prior to the expiration of such six-month period. Alternatively, the Board of Directors may determine, in its discretion, that all then issued and outstanding Options shall immediately become exercisable upon a change of control of the Company.

XIII. RIGHT TO TERMINATE EMPLOYEES  AND INDEPENDENT CONTRACTORS

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation of the Company to continue the retention of any Participant. The Plan shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XIV. PURCHASE FOR INVESTMENT

Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended (“Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company if the Shares being issued are registered pursuant to the Securities Act and a prospectus relating thereto is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus relating thereto is current.

XV. ISSUANCE OF CERTIFICATES; LEGENDS

15.01  Upon any exercise of an Option and payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by or on behalf of the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person.

15.02  The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

XVI. AMENDMENT OF THE PLAN

The Board of Directors may, from time to time, amend the Plan.  The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan without the consent of the holder of such Option.

XVII. TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such Option was granted. The power of the Board of Directors pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

XVIII. GOVERNING LAW

The Plan and all Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

XIX. PARTIAL INVALIDITY

The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.

As adopted by the Board of Directors on this 8th day of January, 2004

 GOLDEN PATRIOT, CORP.,

 a Nevada corporation

/s/ Conrad Clemiss

By: _________________________

       Conrad Clemiss, President

  2005 NONQUALIFIED STOCK OPTION PLAN

Article

 I.

Purposes of the Plan

 II.

Amount of Stock Subject to Plan

 III.

Effective Date and Term of the Plan

 IV.

Administration

 V.

Eligibility

 VI.

Options: Price and Payment

 VII.

Use of Proceeds

 VIII.

Term of Options and Limitations on the Right of Exercise

 IX.

Exercise of Options

XI.

Nontransferability of Options and Stock Appreciation Rights

 XI.

Termination of Directors, Employees and Independent Contractors

 XII.

Adjustment of Shares; Effect of Certain Transactions

 XIII.

Right to Terminate Employees and Independent Contractors

 XIV.

Purchase for Investment

 XV.

Issuance of Certificates; Legends; Payment of Expenses

 XVI.

Amendment of the Plan

 XVII.

Termination or Suspension of the Plan

XVIII.

Governing Law

XIX.

Partial Invalidity

 GOLDEN PATRIOT, CORP.

 2005 NONQUALIFIED STOCK OPTION PLAN

I. PURPOSES OF THE PLAN

1.01 Golden Patriot, Corp., a Nevada corporation (“Company”), desires to provide to certain of its directors, officers, employees and independent contractors and the directors, officers, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in and a greater concern for the welfare of the Company.

The Company, by means of this Golden Patriot, Corp. 2005 Nonqualified Stock Option Plan (the “Plan”), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

1.02  The stock options (the “Options”) offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, employee, or independent contractor.

1.03  The Options are intended to be options that do not satisfy the requirements for Incentive Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”).

II. AMOUNT OF STOCK SUBJECT TO THE PLAN

2.01  The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, three million (3,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"),

2.02  The Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

III. EFFECTIVE DATE AND TERM OF THE PLAN

3.01  The Plan shall become effective on the date (the "Effective Date") on which the Plan is adopted by the Board of Directors of the Company (the “Board of Directors”).

3.02  The Company may, from time to time during the period beginning on the Effective Date and ending on December 31, 2010 (the “Termination Date”), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond the Termination Date, in accordance with the terms thereof.

3.03  A director, employee or independent contractor to whom Options are granted may be referred to in the Plan as a “Participant.”

IV. ADMINISTRATION

4.01  The Board of Directors shall administer the Plan. A majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors shall be the act of the Board of Directors.

4.02  Subject to the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion,

(i)

to determine the directors, officers, employees and independent contractors to whom Options shall be granted, the time when Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the Options (which are not required to be identical);

(ii)

to construe the Plan and the Options;

(iii)

to prescribe, amend and rescind rules and regulations relating to the Plan; and

(iv)

to make all other determinations necessary or appropriate for administering the Plan.

4.03  Without limiting the generality of the foregoing, the Board of Directors also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to such Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of such Participant with the Company, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of such Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate directly or indirectly in any business or enterprise in which such person will be called upon to utilize special knowledge obtained through directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement with the Company or any subsidiary corporation or parent corporation of the Company. The determination of the Board of Directors on matters referred to in this Article IV shall be conclusive.

4.04  The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

V. ELIGIBILITY

Options may be granted only to directors, officers, employees and independent contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. Any person who shall have retired from active employment by the Company, including such person having entered into an independent contractor agreement with the Company shall also be eligible to receive an Option.

VI. OPTIONS: PRICE AND PAYMENT

6.01  The purchase price for each Share purchasable pursuant to any Option shall be such amount as the Board of Directors shall determine to be appropriate.

6.03  Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when the Company shall have received the full and complete purchase price for such Shares.  Payment may include the receipt by the Company of a promissory note from the Participant exercising such Option by Participants that are not Directors and/or Officers of the Company.

VII. USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for the Company’s general corporate purposes, as the Board of Directors shall determine.

VIII.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

8.01  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors shall determine at the date of the grant of such Option.

8.02  Subject to the provisions of Article XVI of the Plan, the Board of Directors shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any Option.

8.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, such Option shall expire as to the then unexercised part. In no event shall an Option be exercisable for a fraction of a Share.

IX. EXERCISE OF OPTIONS

Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, such written notice must specify the number of Shares to be purchased and a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the provisions of Article XVI of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, on the date specified in the notice of exercise.

X.  NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of a Participant, only by such Participant.

XI. TERMINATION OF DIRECTORS, EMPLOYEES  AND INDEPENDENT CONTRACTORS

11.01 Upon termination of the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Board of Directors in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

(a)

if such Participant shall die while serving as a director, while in the employ of the Company or any such corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship or agreement with the Company or any such corporation and at a time when such Participant was entitled to exercise an Option, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than six (6) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

(b)

if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement between the Company or any such corporation or any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability or dismissal by the Company or any such corporation other than “for cause” (as defined below), and while such Participant is entitled to exercise such Option, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of retirement or dismissal other than “for cause” and (ii) six (6) months after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

11.02  If a Participant voluntarily terminates his or her directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement with the Company and all subsidiary corporations and parent corporations of the Company, or is discharged “for cause”, any Option granted pursuant to the Plan shall, unless otherwise specified by the Board of Directors in such Option, forthwith terminate with respect to any unexercised portion thereof.

11.03  If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

11.04  For the purposes of the Plan, the term “for cause” shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan specifies a definition of “for cause” or “cause” (or words of similar meaning) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined in the most recent of such agreements or plans; or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an act of fraud in the performance of such employee's or independent contractor’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's or independent contractor's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship agreement. For purposes of the Plan, no act, or failure to act, by an employee or independent contractor shall be considered “willful” unless done or omitted to be done by the employee or independent contractor not in good faith and without reasonable belief that the employee's or independent contractor's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

11.05  For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, such person was an “employee” of such corporation. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an “employee” for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, if such person’s right to reemployment with his or her employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless such person’s right to reemployment is guaranteed by statute or contract.

11.06  An employee or independent contractor shall not be deemed terminated by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company to the Company or by another subsidiary corporation or parent corporation of the Company.

XII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

12.01  In the event of any change in the issued and outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each issued and outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term “Shares” after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor, and the number of Shares and price per Share subject to outstanding Options as shall be appropriate to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive.

12.02  For purposes of the Plan, a “change in control” of the Company occurs if (i) any “person” (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (iii) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

12.03  In the event of a change in control of the Company (defined above), the Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding section, each Option issued and outstanding shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above, if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Securities Exchange Act of 1934, unless such holder dies or becomes disabled prior to the expiration of such six-month period. Alternatively, the Board of Directors may determine, in its discretion, that all then issued and outstanding Options shall immediately become exercisable upon a change of control of the Company.

XIII. RIGHT TO TERMINATE EMPLOYEES  AND INDEPENDENT CONTRACTORS

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation of the Company to continue the retention of any Participant. The Plan shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XIV. PURCHASE FOR INVESTMENT

Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended (“Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company if the Shares being issued are registered pursuant to the Securities Act and a prospectus relating thereto is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus relating thereto is current.

XV. ISSUANCE OF CERTIFICATES; LEGENDS

15.01  Upon any exercise of an Option and payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by or on behalf of the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person.

15.02  The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

XVI. AMENDMENT OF THE PLAN

The Board of Directors may, from time to time, amend the Plan.  The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan without the consent of the holder of such Option.

XVII. TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such Option was granted. The power of the Board of Directors pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

XVIII. GOVERNING LAW

The Plan and all Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

XIX. PARTIAL INVALIDITY

The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.

As adopted by the Board of Directors on this 18th day of March, 2005.

 GOLDEN PATRIOT, CORP.,

 a Nevada corporation

/s/ Conrad Clemiss

By: _________________________

       Conrad Clemiss, President

  2005 B NONQUALIFIED STOCK OPTION PLAN

Article

 I.

Purposes of the Plan

 II.

Amount of Stock Subject to Plan

 III.

Effective Date and Term of the Plan

 IV.

Administration

 V.

Eligibility

 VI.

Options: Price and Payment

 VII.

Use of Proceeds

 VIII.

Term of Options and Limitations on the Right of Exercise

 IX.

Exercise of Options

XII.

Nontransferability of Options and Stock Appreciation Rights

 XI.

Termination of Directors, Employees and Independent Contractors

 XII.

Adjustment of Shares; Effect of Certain Transactions

 XIII.

Right to Terminate Employees and Independent Contractors

 XIV.

Purchase for Investment

 XV.

Issuance of Certificates; Legends; Payment of Expenses

 XVI.

Amendment of the Plan

 XVII.

Termination or Suspension of the Plan

XVIII.

Governing Law

XIX.

Partial Invalidity

 GOLDEN PATRIOT, CORP.

 2005 B NONQUALIFIED STOCK OPTION PLAN

I. PURPOSES OF THE PLAN

1.01 Golden Patriot, Corp., a Nevada corporation (“Company”), desires to provide to certain of its directors, officers, employees and independent contractors and the directors, officers, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in and a greater concern for the welfare of the Company.

The Company, by means of this Golden Patriot, Corp. 2005 B Nonqualified Stock Option Plan (the “Plan”), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

1.02  The stock options (the “Options”) offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, employee, or independent contractor.

1.03  The Options are intended to be options that do not satisfy the requirements for Incentive Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”).

II. AMOUNT OF STOCK SUBJECT TO THE PLAN

2.01  The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, five million (5,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"),

2.02  The Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

III. EFFECTIVE DATE AND TERM OF THE PLAN

3.01  The Plan shall become effective on the date (the "Effective Date") on which the Plan is adopted by the Board of Directors of the Company (the “Board of Directors”).

3.02  The Company may, from time to time during the period beginning on the Effective Date and ending on December 31, 2010 (the “Termination Date”), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond the Termination Date, in accordance with the terms thereof.

3.03  A director, employee or independent contractor to whom Options are granted may be referred to in the Plan as a “Participant.”

IV. ADMINISTRATION

4.01  The Board of Directors shall administer the Plan. A majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors shall be the act of the Board of Directors.

4.02  Subject to the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion,

(i)

to determine the directors, officers, employees and independent contractors to whom Options shall be granted, the time when Options shall be granted, the number of Shares which shall be subject to each Option, the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the Options (which are not required to be identical);

(ii)

to construe the Plan and the Options;

(iii)

to prescribe, amend and rescind rules and regulations relating to the Plan; and

(iv)

to make all other determinations necessary or appropriate for administering the Plan.

4.03  Without limiting the generality of the foregoing, the Board of Directors also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to such Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of such Participant with the Company, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of such Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate directly or indirectly in any business or enterprise in which such person will be called upon to utilize special knowledge obtained through directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement with the Company or any subsidiary corporation or parent corporation of the Company. The determination of the Board of Directors on matters referred to in this Article IV shall be conclusive.

4.04  The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

V. ELIGIBILITY

Options may be granted only to directors, officers, employees and independent contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. Any person who shall have retired from active employment by the Company, including such person having entered into an independent contractor agreement with the Company shall also be eligible to receive an Option.

VI. OPTIONS: PRICE AND PAYMENT

6.01  The purchase price for each Share purchasable pursuant to any Option shall be such amount as the Board of Directors shall determine to be appropriate.

6.04  Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when the Company shall have received the full and complete purchase price for such Shares.  Payment may include the receipt by the Company of a promissory note from the Participant exercising such Option by Participants that are not Directors and/or Officers of the Company.

VII. USE OF PROCEEDS

The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for the Company’s general corporate purposes, as the Board of Directors shall determine.

VIII.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

8.01  Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors shall determine at the date of the grant of such Option.

8.02  Subject to the provisions of Article XVI of the Plan, the Board of Directors shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, the right to exercise any Option.

8.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, such Option shall expire as to the then unexercised part. In no event shall an Option be exercisable for a fraction of a Share.

IX. EXERCISE OF OPTIONS

Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, such written notice must specify the number of Shares to be purchased and a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the provisions of Article XVI of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, on the date specified in the notice of exercise.

X.  NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of a Participant, only by such Participant.

XI. TERMINATION OF DIRECTORS, EMPLOYEES  AND INDEPENDENT CONTRACTORS

11.01 Upon termination of the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option previously granted to the Participant, unless otherwise specified by the Board of Directors in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

(a)

if such Participant shall die while serving as a director, while in the employ of the Company or any such corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship or agreement with the Company or any such corporation and at a time when such Participant was entitled to exercise an Option, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than six (6) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

(b)

if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement between the Company or any such corporation or any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability or dismissal by the Company or any such corporation other than “for cause” (as defined below), and while such Participant is entitled to exercise such Option, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of retirement or dismissal other than “for cause” and (ii) six (6) months after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of disability.

In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

11.02  If a Participant voluntarily terminates his or her directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship or agreement with the Company and all subsidiary corporations and parent corporations of the Company, or is discharged “for cause”, any Option granted pursuant to the Plan shall, unless otherwise specified by the Board of Directors in such Option, forthwith terminate with respect to any unexercised portion thereof.

11.03  If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

11.04  For the purposes of the Plan, the term “for cause” shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan specifies a definition of “for cause” or “cause” (or words of similar meaning) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined in the most recent of such agreements or plans; or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an act of fraud in the performance of such employee's or independent contractor’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's or independent contractor's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship agreement. For purposes of the Plan, no act, or failure to act, by an employee or independent contractor shall be considered “willful” unless done or omitted to be done by the employee or independent contractor not in good faith and without reasonable belief that the employee's or independent contractor's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

11.05  For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, such person was an “employee” of such corporation. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an “employee” for purposes of the exercise of an Option and shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, if such person’s right to reemployment with his or her employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless such person’s right to reemployment is guaranteed by statute or contract.

11.06  An employee or independent contractor shall not be deemed terminated by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company to the Company or by another subsidiary corporation or parent corporation of the Company.

XII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

12.01  In the event of any change in the issued and outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each issued and outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term “Shares” after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Board of Directors shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor, and the number of Shares and price per Share subject to outstanding Options as shall be appropriate to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Directors as to these matters shall be conclusive.

12.02  For purposes of the Plan, a “change in control” of the Company occurs if (i) any “person” (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (ii) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (iii) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above.

12.03  In the event of a change in control of the Company (defined above), the Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding section, each Option issued and outstanding shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above, if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Securities Exchange Act of 1934, unless such holder dies or becomes disabled prior to the expiration of such six-month period. Alternatively, the Board of Directors may determine, in its discretion, that all then issued and outstanding Options shall immediately become exercisable upon a change of control of the Company.

XIII. RIGHT TO TERMINATE EMPLOYEES  AND INDEPENDENT CONTRACTORS

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation of the Company to continue the retention of any Participant. The Plan shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XIV. PURCHASE FOR INVESTMENT

Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended (“Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company if the Shares being issued are registered pursuant to the Securities Act and a prospectus relating thereto is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus relating thereto is current.

XV. ISSUANCE OF CERTIFICATES; LEGENDS

15.01  Upon any exercise of an Option and payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by or on behalf of the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person.

15.02  The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

XVI. AMENDMENT OF THE PLAN

The Board of Directors may, from time to time, amend the Plan.  The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan without the consent of the holder of such Option.

XVII. TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after the Plan is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom such Option was granted. The power of the Board of Directors pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

XVIII. GOVERNING LAW

The Plan and all Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

XIX. PARTIAL INVALIDITY

The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.

As adopted by the Board of Directors on this 15th day of August, 2005.

 GOLDEN PATRIOT, CORP.,

 a Nevada corporation

By: /s/ Bradley Rudman

       Bradley Rudman

            President, CFO, Director

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF GOLDEN PATRIOT, CORP.

THE PROXY SPECIFIED IN THIS PROXY CARD IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Bradley Rudman, as proxy of the undersigned with full and complete power of substitution to vote as designated below all shares of Golden Patriot, Corp. common stock, par value $0.001 per share, that the undersigned held of record on May 5, 2006, at the special meeting of stockholders of Golden Patriot, Corp. to be held at 10:00 a.m. on June 6, 2006, at the Marriott Hotel and Conference Center, 101 Doolittle Boulevard, Uniondale, New York 11553 in Forum Room 4, and at any postponement or adjournment thereof.

1.  Approval of the amendment to the Articles of Incorporation of Golden Patriot, Corp. to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000.

[  ]

FOR

[  ]

AGAINST

[  ]

ABSTAIN

2.  Approval of Golden Patriot’s 2004 Non-Qualified Stock Option Plan.

[  ]

FOR

[  ]

AGAINST

[  ]

ABSTAIN

3.  Approval of Golden Patriot’s 2005 Non-Qualified Stock Option Plan.

[  ]

FOR

[  ]

AGAINST

[  ]

ABSTAIN

4.  Approval of Golden Patriot’s 2005 B Non-Qualified Stock Option Plan.

[  ]

FOR

[  ]

AGAINST

[  ]

ABSTAIN

5.  To transact such other business as may properly come before that special meeting or any adjournment thereof, including any motion to adjourn to a later time to permit additional solicitation of proxies, if necessary to establish a quorum or to obtain additional votes in favor of the foregoing items, or before any postponements or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, AND 4. THE SHARES OF OUR COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THOSE SHARES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND FOR THE PROPOSAL TO APPROVE GOLDEN PATRIOT’S 2004 NON-QUALIFIED STOCK OPTION PLAN, 2005 NON-QUALIFIED STOCK OPTION PLAN, AND 2005 B NON-QUALIFIED STOCK OPTION PLAN.

Dated: ______________, 2006

[label]

________________________

________________________

Signature

Signature

________________________

________________________

Print Name

Print Name

Number of Shares Owned: _____________________

1

Each person whose name is on a Golden Patriot, Corp. stock certificate should sign above in the same manner in which such person’s name appears on that certificate. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please provide the complete title. If there is more than one fiduciary, all fiduciaries should sign. A corporation should use its complete name and the person signing on its behalf must be an authorized officer. In the event of joint tenancy or other co-ownership, all joint tenants or similarly situated owners must sign.  Please date and sign, where indicated, and promptly return this proxy to Computer Share Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80401, Attn: Stephanie Castillo in the enclosed addressed postage prepaid envelope. If you do not sign and return this Proxy, or attend the Special Meeting in person and vote, your shares of our common stock will not be voted.

2